LONDON PACIFIC LIFE &
ANNUITY COMPANY [LOGO]
POST OFFICE BOX 29564                   IMMEDIATE VARIABLE ANNUITY APPLICATION
RALEIGH, NC 27626-0564                                        INCOME ESCALATOR

INSTRUCTIONS: Please type or print in permanent black ink. This form will be photocopied.

1   OWNER
    (Required)

    ______________________________________   SSN/Tax ID    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Maximum
    ______________________________________   Date of birth ___/____/___ Age 85
    Name/Trustee                                            mo. day year

    ______________________________________   [ ] Male [ ] Female
    Street Address

    ______________________________________   Daytime phone number (  )________
    City                State      Zip

______________________________________________________________________________

2   JOINT OWNER
    (Optional) Spouse Only, Non-Qualified Only

    ______________________________________   Social Security    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Maximum
    ______________________________________   Date of birth ___/____/___ Age 85
    Street Address                                          mo. day year

    ______________________________________  [ ] Male [ ] Female
    City                State     Zip
                                             Daytime phone number (  )________

______________________________________________________________________________

3   ANNUITANT
    Must be natural person
    Complete if different from owner

    ______________________________________   Social Security    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Minimum
                                                                        Age 40
                                                                       Maximum
    ______________________________________   Date of birth ___/____/___ Age 85
    Street Address                                          mo. day year

    ______________________________________
    City                State     Zip

    Relationship to Owner_________________   [ ] Male [ ] Female

                                             Daytime phone number (  )________

______________________________________________________________________________


4   JOINT ANNUITANT
    (Optional)
    Spouse Only
    Non-Qualified only


    ________________________________________   Social Security ____/___/___
    Name (First, Middle Initial, Last)

   ________________________________________   Date of birth ___/___/___  Minimum
   Street address                                           mo. day year  Age 40
                                                                         Maximum
   ________________________________________   [ ] Male [ ] Female         Age 85
    City                 State       Zip
                                               Daytime phone number (   )_______

_______________________________________________________________________________

5   BENEFICIARY
    Applicable before annuity payments begin or when there are period certain benefits at death

    Primary______________________________    Relationship____________________

    _____________________________________    Relationship____________________

    Contingent___________________________    Relationship____________________

______________________________________________________________________________

6   TYPE OF PLAN                       Payable [ ] Monthly [ ] Annually
    Must select one                    (1st Payment 30 days from policy date)

    [ ] Life Annuity
    [ ] Life Annuity with Period Certain - Number of Years ___ (Max 50 yrs)
    [ ] Payment for Years Certain - Number of Years ___ (Min 25 yrs/Max 50 yrs)
    [ ] Joint and Survivor Life Annuity

______________________________________________________________________________

7   TAX STATUS
    Traditional
    IRA & SEP Only

[ ] Non-Qualified   [ ] Contribution to Traditional IRA $______ Tax Yr. ____
                    [ ] Rollover to Traditional IRA
                    [ ] Direct Traditional IRA Transfer
                     [ ] Simplified Employee Pension IRA

                         $_________ Employee Contribution (Maximum $2,000)

                         $_________ Employer Contribution

______________________________________________________________________________

8   INVESTMENT
    Minimum: $10,000

    Single investment amount $________________________
_______________________________________________________________________________

9   INVESTMENT ALLOCATION

BT Equity 500 Index Sub Account of Separate Account 1: The Contribution initially will be allocated to the Fixed Account as described in the prospectus. Thereafter, the contribution, with interest will be allocated to the BT Equity Index Sub-Account of the Separate Account shown on the Contract Schedule thirty (30) days after the Issue Date.
______________________________________________________________________________

10  REPLACEMENT

    Will the proposed contract replace any existing annuity or life insurance policy?

    [ ] Yes   [ ] No
    (If yes, list company name, plan (fixed or variable) and year of issue in
    Section 13.)
______________________________________________________________________________

11  STATEMENT OF ADDITIONAL INFORMATION

    [ ] Yes.  Please send me a statement of additional information.
______________________________________________________________________________

12  SIGNATURES
All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown on the front and back. We further agree that this application shall be a part of the annuity contract, and verify our understanding that all payments and values provided by the contract, when based on investment experience of the Separate Account are variable and not guaranteed as to dollar amount except to the extent limited by the Guaranteed Minimum Annuity payment feature. We acknowledge receipt of a current prospectus. Under penalty of perjury, the owner certifies that the Social Security (or taxpayer identification) number is correct as it appears in this application. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Signed at City__________________________ State______________ Date___/___/___


__________________________________     ____________________________________
Signature of Owner                     Signature of Joint Owner

__________________________________     ____________________________________
Signature of Annuitant                 Signature of Joint Annuitant
(If different than Owner)
______________________________________________________________________________

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REPRESENTATIVE. PLEASE TYPE OR PRINT IN PERMANENT BLACK INK.
______________________________________________________________________________

13  INSURANCE IN FORCE

     Does this contract replace or change any other life insurance or annuity
     in this or any other company? [ ] Yes    [ ] No

     If yes, please list company name, plan (fixed or variable), policy date, and amount below. Also, complete appropriate state replacement forms, if applicable.
     _________________________________________________________________________

     _________________________________________________________________________

______________________________________________________________________________

14  ADDITIONAL REMARKS

     _________________________________________________________________________

     _________________________________________________________________________

______________________________________________________________________________

15  DEALER INFORMATION

     ___________________________________________    __________________________
     Representative name (please print)             Representative number

     _________________________________________   ____________________________
     Investment dealer name                      Representative Telephone Number

______________________________________________________________________________

16  REPRESENTATIVE SIGNATURE

The  representative  hereby  certifies  he/she  witnessed  the signature(s) in section 12 and that all information contained in this application is true to the best of his or her knowledge and belief.

Signature________________________________________ Date: ____/_____/_____

111                                                                      9/98